EXHIBIT 1.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the reference to our firm under the caption "Understanding Your Investment--Experts--Independent Registered Public Accounting Firm" and to the use of our report dated May 30, 2007 in this Post-Effective Amendment to the Registration Statement (Form S-6) and related Prospectus of Advisor's Disciplined Trust 69 dated June 21, 2007.



                                        Grant Thornton LLP

Chicago, Illinois
June 21, 2007